Peoples Bancorp Inc. 138 Putnam Street P.O. Box 738
Marietta, OH 45750-0738
Telephone: (740) 374-6136
www.peoplesbancorp.com

SUPPLEMENT
TO
PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
to be held on April 26, 2018

The date of this Supplement is April 6, 2018.

This Supplement to Proxy Statement (this “Supplement”) amends the definitive Proxy Statement (the “Proxy Statement”) related to the 2018 Annual Meeting of Shareholders (the “Annual Meeting”) of Peoples Bancorp Inc. (“Peoples”) to be held on April 26, 2018, which Proxy Statement was originally filed with the Securities and Exchange Commission (the “SEC”) on March 19, 2018 and mailed on or about March 23, 2018 to all shareholders of Peoples entitled to vote their common shares at the Annual Meeting.

Proposal Number 4 to be considered at the Annual Meeting as described in the Proxy Statement, asks the shareholders of Peoples to approve the Peoples Bancorp Inc. Third Amended and Restated 2006 Equity Plan (the “Third A&R Plan”). After further review and consideration, including review of the report by Institutional Shareholder Services regarding its recommendation with respect to Proposal Number 4, Peoples’ Board of Directors has modified the Third A&R Plan, as proposed for approval by Peoples’ shareholders, to reduce the additional number of common shares that we are requesting our shareholders approve for issuance under the Third A&R Plan from 800,000 additional common shares down to 500,000 additional common shares.

The following paragraphs reflect revisions of specific disclosures within the discussion of Proposal Number 4 in the Proxy Statement. New or added text is indicated by underlining, and deleted text is indicated by strike-outs.

1. On page 31 of the Proxy Statement, the first bullet point in the second paragraph under the heading “General” is restated as follows:

Provides that the number of common shares that may be issued under the Third A&R 2006 Plan after the Third Restatement Effective Date (the “Common Share Authorization”) will be ~~800,000~~ 500,000 common shares plus (i) the number of common shares attributable to Awards that are outstanding under the Second A&R 2006 Plan immediately prior to the approval of the Third A&R 2006 Plan by Peoples’ shareholders and (ii) the number of common shares that were authorized to be issued under the Second A&R 2006 Plan immediately prior to the approval of the Third A&R 2006 Plan by Peoples’ shareholders but that were not subject to an outstanding Award immediately prior to such approval. Based on the number of common shares subject to outstanding Awards, and the number of common shares available for future grants of Awards, under the Second A&R 2006 Plan as of February 26, 2018, the aggregate number of common shares available under the Third A&R 2006 Plan (including common shares subject to outstanding Awards (~~294,100~~ 212,215 common shares) and common shares that were authorized to be issued but that were not subject to outstanding Awards (~~73,470~~ 182, 456 common shares)) would be ~~1,167,570~~ 894,671common shares;

2. On page 35 of the Proxy Statement, the first paragraph under the heading “Common Shares Available Under the Third A&R 2006 Plan” is restated as follows:
Subject to certain adjustments as described below under “Adjustments,” the maximum number of common shares that may be issued under the Third A&R 2006 Plan (the “Common Share Authorization”) will be ~~800,000~~ 500,000 common shares plus (i) the number of common shares attributable to Awards that are outstanding under the Second A&R 2006 Plan immediately prior to the approval of the Third A&R 2006 Plan by Peoples' shareholders and (ii) the number of common shares that were authorized to be issued under the

Second A&R 2006 Plan immediately prior to the approval of the Third A&R 2006 Plan by Peoples' shareholders but that were not subject to an outstanding Award immediately prior to such approval. Based on the number of common shares subject to outstanding Awards, and the number of common shares available for future grants of Awards, under the Second A&R 2006 Plan, in each case as of February 26, 2018, the aggregate number of common shares available under the Third A&R 2006 Plan (including common shares subject to outstanding Awards (~~294,100~~ 212,215 common shares) and common shares that were authorized to be issued but that were not subject to outstanding Awards (~~73,470~~ 182,456 common shares) would be ~~1,167,570~~ 894,671 common shares. The maximum number of common shares that may be issued subject to Incentive Stock Options under the Third A&R 2006 Plan will be ~~1,000,000~~ 500,000 common shares. The authorized common shares may consist of (i) common shares previously issued and outstanding and reacquired by Peoples or (ii) authorized but unissued common shares not reserved for any other purpose.
There are no other changes to the Third A&R Plan as described in the Proxy Statement.

The Compensation Committee and the full Board of Directors recommend that you vote “FOR” the approval of the Third A&R Plan, as amended in the manner described in this Supplement.
Any vote “FOR” or “AGAINST” Proposal Number 4 that has been previously submitted will be counted, respectively, as a vote “FOR” or “AGAINST” the Third A&R Plan as described above and in the Proxy Statement. Any proxy or voting instructions previously submitted as to which “ABSTAIN” was marked with respect to Proposal Number 4 will continue to be counted as an abstention. If any shareholder has previously voted and would like to change his or her vote on any matter, such shareholder may revoke his or her proxy before it is voted at the Annual Meeting by submission of a proxy bearing a later date or taking any of the other actions described in the section captioned “How do I change or revoke my proxy?” beginning on page 3 of the Proxy Statement.
This Supplement is also being filed to correct ministerial errors in the number of Peoples common shares reported in column (a) and column (c) of the Equity Compensation Plan Information as of December 31, 2017 table (and the footnotes in those columns) included on page 88 of the Proxy Statement.

The table and footnotes on page 88 of the Proxy Statement are restated as follows:

Plan Category	(a) Number of common shares to be issued upon exercise of outstanding options, warrants and rights		(b) Weighted-average exercise price of outstanding options, warrants and rights		(c) Number of common shares remaining available for future issuance under equity compensation plans (excluding common shares reflected in column (a))
Equity compensation plans approved by shareholders	~~325,526~~ 243,661	(1)	$23.77	(2))	~~431,210~~ 511,809	(3)
Equity compensation plans not approved by shareholders	0		0		0
Total	~~325,526~~ 243,661		$23.77		~~431,210~~ 511,809

(1)
Includes an aggregate of ~~14,637~~ 314 common shares issuable upon exercise of options and stock appreciation rights granted under the 2006 Plan and ~~276,842~~ 209,300 restricted common shares subject to time-based or performance-based vesting restrictions granted under the 2006 Plan, and 34,047 common shares allocated to participants' bookkeeping accounts under the Deferred Directors' Compensation Plan.

(2)
Represents weighted-average exercise price of outstanding options and stock appreciation rights granted under the 2006 Plan. The weighted-average exercise price does not take into account the common shares underlying participants' time-based or performance-based restricted common share awards granted under the 2006 Plan or common shares allocated to participants’ bookkeeping accounts under the Directors' Deferred Compensation Plan.

(3)
Includes ~~174,608~~ 255,207 common shares remaining available for future grants under the 2006 Plan at December 31, 2017, as well as 256,602 common shares remaining available for issuance and delivery under the ESPP. No amount is included for potential future allocations to participants' bookkeeping accounts under the Directors' Deferred

Compensation Plan since the terms of the Directors' Deferred Compensation Plan do not provide for a specified limit on the number of common shares which may be allocated to participants' bookkeeping accounts.

A copy of this Supplement was filed as Exhibit 99.1 to Peoples’ Current Report on Form 8-K, dated April 6, 2018, and filed with the SEC on April 6, 2018. A copy of the Third A&R Plan, modified as described in this Supplement, was filed as Exhibit 10.1 to such Form 8-K and is incorporated herein by reference.